UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 18, 2003 (December 16, 2003)

Date of Report (Date of earliest event reported):

West Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-21771	47-0777362
(Commission File Number)	(I.R.S. Employer Identification No.)

11808 Miracle Hills Drive, Omaha, Nebraska 68154
(Address of principal executive offices)

Registrant’s telephone number, including area code: (402) 963-1200

Item 5. Other Events and Regulation FD Disclosure.

     On December 16, 2003, West Corporation (the “Company”) issued a press release reporting its 2004 outlook. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release, dated December 16, 2003, reporting 2004 financial outlook.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION

Dated: December 18, 2003	By:	/s/ Paul M. Mendlik

Paul M. Mendlik Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated December 16, 2003, reporting 2004 financial outlook.